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                                                                   Exhibit 10.34

                               IMMUNEX CORPORATION
                                 RETENTION PLAN

1.   Purpose. The Plan has been established by the Company for the purpose of
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compensating executives and employees of the Company for their continued
services and loyalty to the Company and to encourage them to remain in the employ of the Company and to use their best efforts to ensure the increased performance results of the Company.

2.   Definitions. For purposes of the Plan:
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     (a)       "Board" shall mean the Board of Directors of the Company.

     (b) "Cause" shall mean (i) the willful and continued failure by the Participant to substantially perform the Participant's duties with the Company (other than any such failure resulting from the Participant's incapacity due to physical or mental illness) or
               (ii) the willful engaging by the Participant in conduct which is demonstrably injurious to the Company, monetarily or otherwise. For purposes of this definition, no act, or failure to act, on the Participant's part shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith or without reasonable belief that the Participant's act, or failure to act, was in the best interest of the Company.

     (c) "Closing Date" shall have the meaning as set forth in the Merger Agreement.

     (d) "Closing Payment" shall mean, with respect to each Participant, a lump sum cash payment in an amount equal to (i) the number of months of the Participant's base salary or wages which is set forth as the Closing Multiplier (the "Closing Multiplier") opposite the applicable Level in Exhibit B hereto plus (ii) the Participant's target annual bonus, if any, multiplied by a fraction, the numerator of which is the Closing Multiplier and the denominator of which is twelve (12). For purposes of this definition, "base salary or wages" shall be the Participant's base salary or wages (excluding overtime pay, bonuses, commissions, premium pay, shift differentials and similar compensation) immediately prior to the Closing Date and "target annual bonus" shall be the Participant's target bonus, if any, with respect to the year in which the Closing Date occurs.

     (e) "Company" shall mean Immunex Corporation (collectively with its subsidiaries) or any successor thereto.

     (f) "First Retention Payment" shall mean, with respect to each Participant other than a Level 7 Employee or Level 8 Employee, a lump sum cash payment equal to (i) the number of months of the Participant's base salary or wages which is set forth as the First Retention Multiplier ("First Retention Multiplier") opposite the applicable Level in Exhibit B hereto plus (ii) the Participant's target annual bonus, if any, multiplied by a fraction (which may be higher than 1), the numerator of which is the First Retention Multiplier and the denominator of which is twelve (12). For purposes of this definition, "base salary or wages" shall be the Participant's base salary or wages (excluding overtime pay, bonuses, commissions, premium pay, shift differentials and similar compensation) immediately prior to the date upon which the First Retention Payment becomes payable (without regard to any reduction therein which constitutes Good Reason) and "target annual bonus" shall be the Participant's target bonus, if any, with respect to the year in which the First Retention Payment becomes payable.

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     (g)       "First Retention Payment Date" shall mean (i) with respect to each Level 1 Employee, Level 2 Employee, Level 3 Employee, Level 4 Employee, and Level 6 Employee, the first anniversary of the Closing Date and (ii) with respect to each Level 5 Employee, the date that is nine (9) months following the Closing Date.

     (h) "Good Reason" shall mean, with respect to each Participant other than a LCP Eligible Employee, the occurrence, on or after the Closing Date and without the affected Participant's written consent, of (i) a reduction in the Participant's annual base salary or wages, other than as part of a general reduction applicable to substantially all employees of the Company employed in the United States or (ii) the relocation of the Participant's principal place of employment to a location more than fifty (50) miles from the Participant's principal place of employment immediately prior to the Closing Date. With respect to each LCP Eligible Employee, Good Reason shall have the same meaning as set forth in the LCP, or in such LCP Eligible Employee's Change in Control Severance Agreement, as applicable; provided, however, that prior to the first anniversary of the Closing Date, no Good Reason shall be deemed to exist under the Plan merely by reason of the Participant ceasing to be an executive officer of a public company or by reason of the Company becoming a subsidiary to another company.

     (i)       "LCP" means the Immunex Corporation Leadership Continuity Plan.

     (j) "LCP Eligible Employee" shall mean any Level 1 Employee, Level 2 Employee or Level 3 Employee.

     (k) "Level 1 Employee", "Level 2 Employee", "Level 3 Employee", "Level 4 Employee", "Level 5 Employee", "Level 6 Employee", "Level 7 Employee" and "Level 8 Employee" shall have the meanings set forth in Exhibit A hereto.

     (l) "Merger Agreement" shall mean the Agreement and Plan of Merger dated as of December 16, 2001, by and between Amgen Inc., AMS Acquisition Inc. and Immunex Corporation.

     (m) "Participant" shall mean any regular full-time (or part-time, provided such individual regularly works at least twenty (20) hours per week) Level 1 Employee, Level 2 Employee, Level 3 Employee, Level 4 Employee, Level 5 Employee, Level 6 Employee, Level 7 Employee or Level 8 Employee.

     (n) "Plan" shall mean the Immunex Corporation Retention Plan, as set forth herein.

     (o) "Plan Administrator" shall mean the person or persons appointed from time to time by the Board which appointment may be revoked at any time by the Board.

     (p) "Second Retention Payment" shall mean, with respect to each Participant, other than a Level 1 Employee, Level 7 Employee or Level 8 Employee, a lump sum cash payment equal to (i) the number of months of the Participant's base salary or wages which is set forth as the Second Retention Multiplier (the "Second Retention Multiplier") opposite the applicable Level in Exhibit B hereto plus (ii) the Participant's target annual bonus, if any, multiplied by a fraction, the numerator of which is the Second Retention Multiplier and the denominator of which is twelve (12). For purposes of this definition, "base salary or wages" shall be the Participant's base salary or wages (excluding overtime pay, bonuses, commissions, premium pay, shift differentials and similar compensation) immediately prior to the date upon which the Second Retention Payment becomes payable (without regard to any reduction therein which constitutes Good Reason) and "target annual bonus" shall be the Participant's target bonus, if any, with respect to the year in which the Second Retention Payment becomes payable.

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     (q)       "Second Retention Payment Date" shall mean (i) with respect to each Level 2 Employee, Level 3 Employee, Level 4 Employee and Level 6 Employee, the second anniversary of the Closing Date and
               (ii) with respect to each Level 5 Employee, the date that is eighteen (18) months following the Closing Date.

     (r) "Special Payment" shall mean, with respect to each Participant, a lump sum cash payment in an amount equal to the Participant's target annual bonus, if any. For purposes of this definition, "target annual bonus" shall be the Participant's target bonus, if any, with respect to the year in which the Special Payment Date occurs.

     (s) "Special Payment Date" shall mean the date that is three (3) months following the date upon which the Merger Agreement terminates pursuant to its terms.

3.   Administration. The Plan shall be interpreted, administered and operated by
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the Plan Administrator, who shall have authority, subject to the express provisions of the Plan (including Section 6 of the Plan), to interpret the Plan, and to make other determinations necessary for the administration of the Plan.

4.   Payments.
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     (a)       Each Participant shall be paid the Closing Payment as soon as practicable following the Closing Date. The Closing Payment shall not be paid to any Participant who is not employed by the Company on the Closing Date. No Participant shall be entitled to receive the Closing Payment if the Closing Date does not occur.

     (b) Each Participant (except a Level 1 Employee) shall be paid the Special Payment as soon as practicable following the Special Payment Date. The Special Payment shall not be paid to any Participant who is not employed by the Company on the Special Payment Date. No Participant shall be entitled to receive the Special Payment if the Merger Agreement does not terminate pursuant to its terms.

     (c) Each Participant (except a Level 7 Employee or Level 8 Employee) shall be paid the First Retention Payment as soon as practicable following the First Retention Payment Date. No Participant shall be entitled to receive the First Retention Payment if the Closing Date does not occur. The First Retention Payment shall not be paid to any Participant who is not employed by the Company on the First Retention Payment Date, provided, however, that any
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               Participant whose employment is terminated on or after the date that is one (1) month following the Closing Date and prior to the First Retention Payment Date by the Company without Cause or by the Participant with Good Reason shall be paid an amount equal to the product of (x) the First Retention Payment multiplied by (y) a fraction, the numerator of which is the number of days between the Closing Date and the date on which the Participant's employment is terminated, and the denominator of which is the number of days between the Closing Date and the First Retention Payment Date. Such payment shall be made as soon as practicable following the date of the Participant's termination. Notwithstanding anything contained herein to the contrary, amounts payable under the applicable Change in Control Severance Agreement to any LCP Eligible Employee who voluntarily terminates his or her employment during the sixty (60) day period following the first anniversary of a Change in Control (as defined in the LCP or in the applicable Change in Control Severance Agreement) for reasons which would not otherwise constitute Good Reason, shall be offset by the amount of the First Retention Payment paid to such LCP Eligible Employee.

     (d) Each Participant (except a Level 1 Employee, Level 7 Employee or Level 8 Employee) shall be paid the Second Retention Payment as soon as practicable following the Second

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               Rentention Payment Date. No Participant shall be entitled to receive the Second Retention Payment if the Closing Date does not occur. The Second Retention Payment shall not be paid to any Participant who is not employed by the Company on the Second Retention Payment Date, provided, however, that any Participant
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               whose employment is terminated following the First Retention
               Payment Date and prior to the Second Retention Payment Date, by the Company without Cause or by the Participant with Good Reason shall be paid an amount equal to the product of (x) the Second Retention Payment, multiplied by a fraction, the numerator of which is the number of days between the First Retention Payment Date and the date on which the Participant's employment is terminated, and the denominator of which is the number of days between the First Retention Payment Date and the Second Retention Payment Date. Such payment shall be made as soon as practicable following the date of the Participant's termination.

     (e) For any Participant who is a part-time employee, any payment made to such employee shall equal the payment that would have been payable to the Participant if he or she were a full-time employee multiplied by a fraction the numerator of which is the number of hours such Participant is regularly scheduled to work per week and the denominator of which is forty (40).

5.   Withholding. The Company shall be entitled to withhold from amounts to be
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paid to any Participant hereunder any federal, state or local withholding or other taxes or charges which it is from time to time required to withhold.

6.   Amendment and Termination. The Plan may be amended or terminated by the
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Board at any time; provided, however, that except as required by law or as provided in Section 13, the Plan may not be amended or terminated following the Closing Date in a manner that would adversely affect the rights of Participants under the Plan without the express written consent of each Participant so affected.

7.   Assignment or Transfer. Except as otherwise provided herein or by law, no
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right or interest of any Participant under the Plan shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise, including without limitation by execution, levy, garnishment, attachment, pledge or in any manner; no attempted assignment or transfer thereof shall be effective; and no right or interest of any Participant under the Plan shall be liable for, or subject to, any obligation or liability of such Participant. When a payment is due under the Plan to a Participant who is unable to care for his or her affairs, payment may be made directly to his or her legal guardian or personal representative.

8.   No Right of Employment. Neither the establishment of the Plan, nor any
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modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefits shall be construed as giving any Participant, or any person whomsoever, the right to be retained in the service of the Company or as creating an express or implied contract of employment and, except as otherwise agreed in writing between the Participant and the Company, the Participant shall not have any right to be retained in the employ of the Company.

9.   Severability. If any provision of the Plan shall be held invalid or
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unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provision had not been included.


10.  Other Plans. The Plan is intended to supplement, and not replace, all other
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existing key executive incentive or severance plans of the Company.

11.  Successors. The Plan shall be binding upon the heirs, executors,
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administrators, successors and assigns of the parties, including each
Participant, present and future, and any successor to the Company.

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12.  Funding Status. The Plan shall be unfunded. No Participant shall have a
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right to, or any interest in, any assets of the Company which may be applied by the Company to the payment of benefits or other rights under the Plan.

13.  Termination Date. The Plan shall be effective commencing on the date hereof
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and shall terminate when all payments have been received by Participants entitled to receive payments under the Plan, unless the Board shall extend the Plan to a later date.

14.  Headings. The headings and captions herein are provided for reference and
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convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

15.  Governing Law. The Plan shall be construed and enforced according to the
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laws of the State of Washington, to the extent not preempted by federal law, which shall otherwise control.

16.  Arbitration. Notwithstanding anything herein to the contrary, no
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Participant shall be entitled to any payment hereunder unless he or she first executes a written Agreement to Arbitrate Claims in the form attached as Exhibit D hereto with such modifications as may be required by law.